UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 2, 2017

Tyson Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-14704

(Commission File Number)

71-0225165

(IRS Employer Identification No.)

2200 West Don Tyson Parkway, Springdale, AR 72762-6999

(479) 290-4000

(Address, including zip code, and telephone number, including area code, of

Registrant’s principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 2, 2017, Tyson Foods, Inc. (the “Company”) completed its previously announced public offerings and sale of $300,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2019 (the “2019 Notes”), $350,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2020 (the “2020 Notes” and, together with the 2019 Notes, the “Floating Rate Notes”), $1,350,000,000 aggregate principal amount of its 3.550% Senior Notes due 2027 (the “2027 Notes”) and $750,000,000 aggregate principal amount of its 4.550% Senior Notes due 2047 (the “2047 Notes,” and, together with the 2027 Notes, the “Fixed Rate Notes” and the Fixed Rate Notes, together with the Floating Rate Notes, the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”), dated May 23, 2017, among the Company and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other underwriters named therein, which was previously filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 24, 2017.

The sale of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-217775), including a prospectus supplement dated May 23, 2017 (the “Prospectus Supplement”) to the prospectus contained therein dated May 8, 2017, filed by the Company with the SEC, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

The Company issued the Notes under an indenture dated as of June 1, 1995 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank, N.A.)), as trustee, as supplemented by a supplemental indenture dated as of June 2, 2017 for each series of Notes (each, a “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee. The Base Indenture and each Supplemental Indenture (including the forms of each series of Notes) are filed as Exhibits 4.1 through 4.9 to this report and are incorporated herein by reference. The following description of the Notes and the Indenture is a summary and is not meant to be a complete description thereof.

The 2019 Notes will bear interest equal to three-month LIBOR plus 0.450%, and the 2020 Notes will bear interest equal to three-month LIBOR plus 0.550%. The 2027 Notes and the 2047 Notes will bear interest at fixed rates per annum equal to 3.550% and 4.550%, respectively.

Interest on the 2019 Notes is payable quarterly in arrears on February 28, May 30, August 30 and November 30 of each year, commencing on August 30, 2017. Interest on the 2020 Notes is payable quarterly on March 2, June 2, September 2 and December 2 of each year, commencing on September 2, 2017. Interest on the 2027 Notes and 2047 Notes is payable semi-annually in arrears on June 2 and December 2 of each year, commencing on December 2, 2017. In each case, interest is payable to the persons in whose names such Notes are registered at the close of business on the 14th calendar day immediately preceding the applicable interest payment date (whether or not a business day). Interest that the Company pays on the maturity date will be paid to the person to whom the principal will be payable.

The amount of interest payable on the Floating Rate Notes will be computed on the basis of a 360-day year and the actual number of days elapsed. The amount of interest payable on the Fixed Rate Notes will be computed on the basis of a 360-day year of twelve 30-day months.

The 2019 Notes, the 2020 Notes, the 2027 Notes and the 2047 Notes will mature on May 30, 2019, June 2, 2020, June 2, 2027 and June 2, 2047, respectively.

The Notes are the general senior unsecured obligations of the Company and will rank equally in right of payment with all of the Company’s other existing and future senior unsecured indebtedness from time to time outstanding, including all other senior Notes issued under the Indenture.

The Company may not redeem the Floating Rate Notes prior to maturity. The Company may redeem each series of Fixed Rate Notes, in whole or in part, at any time prior to March 2, 2027 in the case of the 2027 Notes and December 2, 2046 in the case of the 2047 Notes (each, a “Par Call Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes of the relevant series being redeemed plus accrued and unpaid interest thereon to the date of redemption; and (ii) the sum of the remaining scheduled payments of principal of and interest on such Notes being redeemed (not including any portion of the payments of interest accrued as of the date of redemption), from the redemption date to the applicable Par Call Date of such series of notes being redeemed, discounted to its present value as of the date of redemption on a semi-annual basis

(assuming a 360-day year consisting of twelve 30-day months) at the applicable Adjusted Treasury Rate (as defined in the relevant Supplemental Indenture), as determined by the Quotation Agent (as defined in the relevant Supplemental Indenture), plus 20 basis points in the case of the 2027 Notes and 25 basis points in the case of the 2047 Notes, plus, in each case, accrued and unpaid interest on the principal amount of such Notes being redeemed to the date of redemption.

At any time on or after the applicable Par Call Date but prior to the maturity date with respect to each series of Fixed Rate Notes, the Company may redeem such series of Notes, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes of such series, plus accrued and unpaid interest thereon to the date of redemption.

The Company intends to use the net proceeds from this offering as partial consideration for its acquisition of AdvancePierre Foods Holdings, Inc. (“AdvancePierre”), as described under the heading Use of Proceeds in the Prospectus Supplement. If for any reason the AdvancePierre acquisition is not consummated on or prior to December 25, 2017 or, if prior to such date, the merger agreement for the AdvancePierre acquisition is terminated, then in either case the Company will be required to redeem each series of Notes in whole at a special mandatory redemption price equal to 101% of the aggregate principal amount of the applicable series of Notes, plus accrued and unpaid interest on the principal amount of such series of the Notes to, but not including, the Special Mandatory Redemption Date (as defined in the relevant Supplemental Indenture).

If the Company experiences a Change of Control Triggering Event (as defined in the relevant Supplemental Indenture) with respect to a series of Notes, each holder of Notes of such series may require the Company to purchase such holder’s Notes at a purchase price equal to 101% of the aggregate principal amount thereof on the date of purchase, plus accrued and unpaid interest, if any, to the date of purchase.

The Indenture includes certain restrictive covenants, including covenants that limit the ability of the Company and certain of its subsidiaries to, among other things, incur secured debt, enter into sale and lease-back transactions and consolidate, merge or transfer substantially all of the Company’s assets to another entity. The covenants are subject to a number of important exceptions and qualifications set forth in the Indenture.

The Indenture contains customary terms, including that upon certain events of default occurring and continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the unpaid principal of the Notes and any accrued and unpaid interest thereon immediately due and payable. In the case of certain events of bankruptcy, insolvency or reorganization relating to the Company, the principal amount of the Notes together with any accrued and unpaid interest thereon will automatically become and be immediately due and payable.

The foregoing description of the Underwriting Agreement, the Indenture and the related instruments and transactions associated therewith does not purport to complete and is subject to, and qualified in its entirety by, the full text of the agreements and instruments, each of which is attached hereto as an Exhibit.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s management’s current expectations. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including, without limitation, prevailing market conditions and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. More information about potential risk factors that could affect the Company and its results is included in the Company’s filings with the SEC.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The description contained under Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 8.01. Other Events.

In connection with the offering of the Notes, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference herein and into the Registration Statement: (i) the Underwriting Agreement, (ii) the Base Indenture, (iii) each Supplemental Indenture, (iv) the form of note for each series of Notes and (v) the opinion of Davis Polk & Wardwell LLP, and related consent.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 23, 2017 (incorporated herein by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed May 24, 2017)

4.1	Base Indenture, dated June 1, 1995 (incorporated herein by reference to Exhibit 4 to the Company’s Registration Statement on Form S-3 filed December 17, 1997 (Commission File No. 333-42525))

4.2	Supplemental Indenture, dated June 2, 2017, for the 2019 Notes

4.3	Form of 2019 Note (included in Exhibit 4.2)

4.4	Supplemental Indenture, dated June 2, 2017, for the 2020 Notes

4.5	Form of 2020 Note (included in Exhibit 4.4)

4.6	Supplemental Indenture, dated June 2, 2017, for the 2027 Notes

4.7	Form of 2027 Note (included in Exhibit 4.6)

4.8	Supplemental Indenture, dated June 2, 2017, for the 2047 Notes

4.9	Form of 2047 Note (included in Exhibit 4.8)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: June 2, 2017	By:	/s/ Dennis Leatherby
	Name:	Dennis Leatherby
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 23, 2017 (incorporated herein by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed May 24, 2017)

4.1	Base Indenture, dated June 1, 1995 (incorporated herein by reference to Exhibit 4 to the Company’s Registration Statement on Form S-3 filed December 17, 1997 (Commission File No. 333-42525))

4.2	Supplemental Indenture, dated June 2, 2017, for the 2019 Notes

4.3	Form of 2019 Note (included in Exhibit 4.2)

4.4	Supplemental Indenture, dated June 2, 2017, for the 2020 Notes

4.5	Form of 2020 Note (included in Exhibit 4.4)

4.6	Supplemental Indenture, dated June 2, 2017, for the 2027 Notes

4.7	Form of 2027 Note (included in Exhibit 4.6)

4.8	Supplemental Indenture, dated June 2, 2017, for the 2047 Notes

4.9	Form of 2047 Note (included in Exhibit 4.8)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)